SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



      Date of Report (Date of earliest event reported) November 2, 2000
                         BICO, INC.
         (Exact name of registrant as specified in its charter)


Pennsylvania                      0-10822                   25-1229323
(State of other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                       Identification No.)


       2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
        (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code (412) 429-0673




      _________________________________________________________
                  (Former name or former address,
                    if changes since last report.)












Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. announced today that subsidiary Petrol
          Rem, Inc. issued a letter of Intent to acquire
          100% ownership of a local environmental firm that has existing contracts with major companies to support 2001 projected revenues of approximately
          $8.5 million. Further details of the target acquisition will be released as soon as possible.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  November 2, 2000






    BICO SUBSIDIARY TO PURCHASE LOCAL ENVIRONMENTAL FIRM

     Pittsburgh,  PA  -  November  2,  2000  -  BICO,   Inc.
(OTCBB:BIKO) announced today that subsidiary Petrol Rem, Inc. issued a Letter of Intent to acquire 100% ownership of a local environmental firm that has existing contracts with major companies to support 2001 projected revenues of approximately $8.5 million. Further details of the target acquisition will be released as soon as possible.
     With this Letter of Intent, Petrol Rem takes another step in its overall plan to expand its operating base and provide ready revenue stream to the Company as well as its parent through acquisition of controlling interest in or outright purchase of companies with existing revenue that provide environmental solutions. Together with already completed transactions, this latest target will bring that projected 2001 revenue from acquisitions alone to approximately $10 million.
     Petrol Rem recently acquired 51% of INTCO, Inc., a 19-year old petroleum treatment and oil spill remediation company with 2000 projected revenue of $1.4 million and 2001 projections of $1.5 million.
       Also, Petrol Rem, together with Universal Scrap Tire Company, L.L.C., recently formed Tireless, L.L.C., which will focus on shredding and recycling of scrap tires, a sincere environmental and human health problem. Petrol Rem anticipates that ongoing discussions with Department of Environmental Protection officials will soon generate initial contracts for Tireless.
     BICO, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental solutions. Subsidiary Petrol Rem, Inc., with corporate headquarters and manufacturing facilities also in Pittsburgh, focuses on solutions for environmental problems.




FOR FURTHER INFORMATION, CONTACT:
Investors                                  Media
Diane McQuaide                             Susan Taylor
1.412.429.0673 phone                       1.412.429.0673 phone
1.412.279.9690 fax                         1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204
WEBSITE:  www.bico.com